Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Walgreens Boots Alliance, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the quarter ended February 28, 2015 as filed with the Securities and Exchange Commission (the "Report"), I, George Fairweather, Global Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(1)            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George Fairweather
George Fairweather
Global Chief Financial Officer
Dated:  April 9, 2015

A signed original of this written statement required by Section 906 has been provided to Walgreens Boots Alliance, Inc. and will be retained by Walgreens Boots Alliance, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.